UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	001-04743	11-1362020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.00 per share	SMP	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Standard Motor Products, Inc. (the “Company”) and its wholly-owned subsidiary, SMP Motor Products Ltd., entered into a Credit Agreement, dated as of October 28, 2015, as amended (the “Credit Agreement”), with JPMorgan Chase Bank, N.A., as agent, and a syndicate of lenders.  The Credit Agreement provides for a senior secured revolving credit facility (the “Revolving Credit Facility”) with a line of credit up to $250 million, which the Company may increase, subject to certain conditions, at any time by up to an additional $50 million, and a maturity date in December 2023.  The other material terms of the Credit Agreement are described under “Item 8. Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 12. Credit Facilities and Long-Term Debt – Revolving Credit Facility” in the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission on February 20, 2020, which description is incorporated herein by reference.

On April 15, 2020, the Company borrowed approximately $75 million under the Revolving Credit Facility.  Following this draw down, the Company’s total outstanding indebtedness under the Revolving Credit Facility as of April 15, 2020, was approximately $191 million, leaving approximately $47 million of availability (excluding the additional $50 million accordion feature).  Availability under the Revolving Credit Facility is based on a formula of eligible accounts receivable, eligible drafts presented to financial institutions under our supply chain financing arrangements and eligible inventory.  The borrowing was made as a precautionary measure to increase the Company’s cash position and preserve financial flexibility in light of the current uncertainty in the global markets resulting from the COVID-19 pandemic.  The funds may be used for working capital, ongoing operating needs and general corporate purposes pursuant to the terms of the Credit Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

	By:	/s/ Nathan R. Iles
Nathan R. Iles
Chief Financial Officer

Date: April 16, 2020

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.